Exhibit 10.2

EXHIBIT A
SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

ACCELERIZE NEW MEDIA, INC.
 UNIT OFFERING
REGULATION D SUBSCRIPTION AGREEMENT

YOU SHOULD MAKE YOUR OWN DECISION WHETHER THIS OFFERING MEETS YOUR INVESTMENT OBJECTIVES AND RISK TOLERANCE LEVEL. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION APPROVED, DISAPPROVED, ENDORSED, OR RECOMMENDED THIS OFFERING, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED JUNE 1, 2007 OR THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO STATE ADMINISTRATOR IN ANY JURISDICTION HAS REVIEWED THE DISCLOSURE IN THIS DOCUMENT. ACCELERIZE NEW MEDIA, INC. IS RELYING ON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IN OFFERING THE SECURITIES. NO INDEPENDENT PERSON HAS CONFIRMED THE ACCURACY OR TRUTHFULNESS OF THIS DISCLOSURE, NOR WHETHER IT IS COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS ILLEGAL.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is made as of the ______ day of ____________, 2007, between Accelerize New Media, Inc. a corporation organized under the laws of the State of Delaware (the “COMPANY”), and ____________________, the Subscriber (“SUBSCRIBER”), as set forth on the execution pages hereof.

RECITALS

The Subscriber has offered to purchase Units from the Company and the Company desires to accept the Subscriber’s offer to purchase the Units based solely upon the representations made by the Subscriber set forth herein.

The Company and the Subscriber are executing and delivering this Subscription Agreement in reliance upon the exemptions from securities registration under the Securities Act of 1933, as amended (the “Securities Act”).

Exhibit A - Page 1

The Company desires to sell, and the Subscriber desires to purchase, upon the terms and conditions stated in this Subscription Agreement, up to 48 Units (the "Units") at the price of $105,000 each. Each Unit consists of 3,000 shares of 8% Series B Convertible Preferred Stock (“Series B Preferred Stock”) and seven year Common Stock Purchase Warrants to purchase 105,000 shares of common stock at an exercise price of $0.35 per share ("Warrants") which together are referred to as the “Offering”).  The minimum subscription is one Unit; however, in the Company's sole discretion it may accept subscriptions for fractional Units.  The shares of common stock issuable upon the conversion of the Series B Preferred Stock are referred to herein as the "Preferred Common Shares" and the shares of common stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.”  The Units, Preferred Common Shares, Warrants, and the Warrant Shares are collectively referred to herein as the “Securities” and each of them may individually be referred to herein as a “Security”. The shares of common stock underlying the Series B Preferred Securities and the Warrants are collectively referred to herein as the  “Registrable Securities.”

The Company reserves the right to increase the amount of the Offering and amend the Offering terms without notice or approval from prior subscribers in the Offering and we reserve the right to accept fractional units.  The Units are offered solely to Accredited Investors (as hereinafter defined) by Skyebanc, Inc. as our exclusive Placement Agent on a “best-efforts” basis.  There is no minimum offering.

The Subscriber understands and acknowledges that the Company is relying upon the representations and warranties of the Subscriber set forth in this Subscription Agreement without limitation.

NOW, THEREFORE, the Company and the Subscriber hereby agree as follows:

1.           Recitals.

The above recitals are true and correct and constitute the terms of this Subscription Agreement where applicable.

2.           Subscription.

Subject to the terms and conditions of this Subscription Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the number of Units set forth on the signature page hereto and, as full payment therefore, agrees to pay to the Company, concurrently with the Subscriber’s execution and delivery of this Subscription Agreement, the sum of $105,000 in cash for each Unit purchased.

The Offering may be modified by the Company’s management at its discretion without approval from or notice to Subscriber, including but not limited to, increases or reductions in the Unit price, Offering terms, and number and type of Securities contained within the Unit.  At the sole discretion of the Company’s management, the Company may conduct other Offerings of its securities while it is conducting this Offering with terms that may not be similar or comparable to this Offering.

3.           Subscriber's Representations and Warranties.  As a material inducement for the Company to enter into this Subscription Agreement, the Subscriber represents and warrants to the Company as follows:

Exhibit A - Page 2

3.1           Purchase for Subscriber’s Own Account.  The Subscriber is purchasing the Securities for the Subscriber's own account and not with a view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.  The Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities.  The Subscriber understands that there is no public market for any of the Securities and no public market may ever be established in the future.

3.2           Investment Intention of Subscriber.  The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In connection with this, the Subscriber understands that it is the position of the Securities and Exchange Commission (“SEC”) that the statutory basis for such exemption would not be present if the Subscriber’s representation merely meant that its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period.  The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with its representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

3.3           Reliance on Exemptions from Registration.  The Subscriber understands that the Securities are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein without limitation in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

3.4           Lack of Governmental Approval or Review.   The Subscriber understands that the Securities have not been approved or disapproved by the SEC or any State Securities Commission or any foreign governmental authority of any country nor has the SEC or any State Securities Commission or foreign governmental authority of any jurisdiction passed upon the accuracy of any information provided to the Subscriber or passed upon, or made any recommendation or endorsement of the securities or made any finding or determination as to the fairness of the Offering. The Subscriber will furnish evidence satisfactory to the Company of compliance with the laws of any jurisdiction that, in the opinion of the Company, may be applicable, and the Company shall be entitled to require and rely upon an opinion of counsel at the expense of Subscriber which must be satisfactory to the Company with respect to compliance with laws of any jurisdiction deemed applicable by the Company.

Exhibit A - Page 3

3.5           Accredited Investor Status, and Suitability.  The Subscriber has read and understands Rule 501(a) of Regulation D of the Securities Act and represents that he  is an “Accredited Investor” as that term is defined by Rule 501(a).  The Subscriber further represents that he is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to a variety of sophisticated and complex investments that present investment decisions like those involved in the purchase of the Securities.  The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading, interpreting and understanding financial statements and evaluating the merits and risks of an investment in the Securities and has the net worth to undertake such risks.  Subscriber has invested in securities offered by the Company and/or investments in the securities of companies comparable to the Company that involve non-trading, and/or thinly traded securities and penny stocks, unregistered securities, restricted securities, high risk investments, operating losses and securities which are not listed or quoted on any national securities exchange.  The Subscriber represents that in addition to its own ability to evaluate the investment, it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to it to evaluate the merits and risks of such an investment on its behalf, and that he recognizes the highly speculative nature of an investment in the Securities.  The Subscriber is familiar with the business operations and financial affairs of the Company.

3.6           Financial Suitability.  Subscriber understands that Subscriber may be unable to liquidate the Securities and any transfer of the Securities is limited. The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth, and the investment in the Securities will not cause the Subscriber’s overall investment in illiquid high-risk investments to become excessive in proportion to Subscriber’s assets, liabilities and living standards.  The Subscriber can bear the economic risk of an investment for an indefinite period of time and can bear a loss of the entire investment in the Securities without financial hardship or a change in its living conditions.

3.7           Company Information.  The Subscriber understands that this Offering has not been registered under the Securities Act and is being made in reliance upon exemptions therefrom. Subscriber must rely upon the Subscriber’s own access to information about the Company and the Offering. The Subscriber has requested, received, reviewed, understands and considered all information it deems relevant in making an informed decision to purchase the Securities, including but not limited to the Company’s financial information, and the Subscriber has conducted independent due diligence in matters involving the Company. Subscriber has consulted with Subscriber’s legal, tax, and investment advisors regarding its investment in the Securities and has received their approval to invest in the Securities. The Subscriber hereby represents that, in Subscriber’s opinion, it has received information equivalent to that which would be provided to an Investor in a registration statement filed under the Securities Act.  The Subscriber understands that the Subscriber or the Subscriber's representatives have been and will continue to be provided with access to the Company's financial records.  The Subscriber has furnished the Subscriber’s legal, tax and financial advisors with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities, and the Subscriber has advised the Company that the Offering, according to its terms, will, in the opinion of the Subscriber, be made in compliance with applicable state and federal securities laws.

Exhibit A - Page 4

3.8           Representations of Income or Profit.  The Subscriber is not investing in the Securities based upon any representation, oral or written, by any person with respect to the future value of, if any, or the income from, if any, the Securities.  Neither the Company, the Placement Agent, nor any of their respective officers, directors, stockholders, partners, employees or agents, or any other persons have represented, guaranteed or warranted, whether expressly or by implication, that: (i) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or (ii) the past performance or experience of the Company’s management, or of any other person, will in any way indicate predictable results regarding the ownership of the Company’s securities, the future value of the Company’s securities, or of the Company’s activities.

3.9           Use of Proceeds.  Subscriber acknowledges that the Company's management has the sole discretion over the use of proceeds of the Offering and there are no assurances that the Company will use the proceeds as the Company currently intends.  As a result, the Company's management may spend the proceeds on a broad variety of items including, without limitation, operating expenses, loans, salaries, joint ventures, partnerships, or other business arrangements formed now or to be formed in the future, any or all of which may never be successful.  Subscriber acknowledges that it will have no control or ability to influence or participate in the determination of how the proceeds from this offering will be utilized and the use of the proceeds by management cannot currently be predicted with any accuracy.

3.10         No Public Market.  The Company’s shares are not quoted and not traded on any stock exchange, and Subscriber understands and acknowledges that there is no guaranty that there will ever be a public market for the Company’s shares.

3.11         Transfer, Resale and/or Pledge.  The Subscriber understands that the offer and sale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless:

(a)           the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or

(b)           the Subscriber shall have delivered to the Company at the Subscriber’s expense an opinion of counsel (which opinion shall be in form, substance, scope and law firm acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or

(c)           sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”); or

(d)           sold or transferred in accordance with applicable securities laws to an affiliate of the Subscriber who agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section and who is an Accredited Investor; and neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws.

Exhibit A - Page 5

Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may not be pledged as collateral in connection with a bona fide margin account or other lending arrangement, unless such pledge is consistent with applicable laws, rules and regulations and at the Company’s option, the pledgor provides the Company with a legal opinion (which opinion shall be in form, substance, scope and law firm acceptable to the Company) that the pledge or other lending agreement is in compliance with applicable state and federal securities laws.

3.12        Rule 144 Resales.  The Subscriber has read and understands that Rule 144 promulgated under the Securities Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber is aware that the safe harbor provided by Rule 144 of the Securities Act is not now available for Subscriber’s resale of the Securities and Rule 144 may never become available for Subscriber’s resale of the Securities or any portion thereof.

3.13       Certificate Legends.  The Subscriber understands that the certificates representing the Units, the Preferred Common Shares and/or the Warrant Shares shall bear a restrictive legend, until such time as the securities are subject to an effective registration statement or otherwise may be sold by the Subscriber under Rule 144(k), in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.”

3.14       Authorization; Enforcement.  This Subscription Agreement has been duly and validly authorized, executed and delivered on behalf of the Subscriber and is a valid and binding agreement of such Subscriber enforceable against the Subscriber in accordance with its terms.  If the Subscriber is a corporation, the corporation is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the Securities.  The decision to invest and the execution and delivery of this Subscription Agreement by a corporate Subscriber, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Subscriber.  The individual signing this Subscription Agreement has all right, power and authority to execute and deliver this Subscription Agreement on behalf of the corporate Subscriber.

Exhibit A - Page 6

3.15      Inconsistent Information.  No oral or written representations have been made other than as stated in this Subscription Agreement, and no oral or written information furnished to the Subscriber or the Subscriber’s advisor(s) in connection with the Offering were in any way inconsistent with the information stated in this Subscription Agreement.

3.16      Residency.  The Subscriber is a resident of the jurisdiction set forth under the Subscriber's name on the Execution Page hereto executed by such Subscriber.

3.17      Affirmation.  The Subscriber affirms that all information that the Subscriber has provided to the Company, either directly or indirectly, concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters is accurate and complete as of the date of this Subscription Agreement. The Subscriber understands that the Company's determination that exemptions from the registration and qualification provisions of the Securities Act and applicable state securities laws exist for the offer and sale of the Securities is based, in part, upon the representations, warranties, agreements and statements made by the Subscriber herein.

3.18      Remuneration and Commissions. The Subscriber is not aware of any remuneration or commission that is to be paid to any person, directly or indirectly, in connection with the offer, sale or purchase of the Securities other than fees payable to the Placement Agent, Skyebanc, Inc. (“Skyebanc”), who will receive 10% of the gross proceeds from the Offering and Placement Agent Warrants to purchase up to 10% of the shares of common stock underlying Units sold in the Offering.

3.19      Survival of Representations.  The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Subscription Agreement, the purchase of the Units, the conversion of the Series B Preferred Stock and the exercise of the Warrants.

3.20      Acceptance by Company.  The Subscriber understands that the Company reserves the unrestricted right within 48 hours of acceptance of the signed subscription agreement, to reject or limit any subscription at its sole discretion, even if the Subscriber is an Accredited Investor and meets all of the requirements and made all required representations.

3.21      Address.  The Subscriber hereby represents that the address of Subscriber furnished by it at the end of this Subscription Agreement is the Subscriber’s principal residence if it is an individual or its principal business address if it is a corporation or other entity and that the Company is relying upon this information to ensure compliance with applicable federal securities and state Blue Sky Laws.

3.22      NASD Subscribers.  The Subscriber acknowledges that if he or she is a Registered Representative of a National Association of Security Dealers (“NASD”) member firm, he or she must give such firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

Exhibit A - Page 7

3.23      Applicability of State Securities Laws.  The Subscriber acknowledges that at such time, if ever, as the Securities or any portion thereof are registered, sales of such Securities will be subject to state securities laws, including those of states which may require any shares sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

3.24      Foreign Subscribers.  If Subscriber is not a U.S. Person (as defined herein), such Subscriber hereby represents that such Subscriber is satisfied as to full observance of the laws of such Subscriber's jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including: (i) the legal requirements of such Subscriber’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purpose, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities.  Such Subscriber’s subscription and payment for, and such Subscriber’s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of such Subscriber's jurisdiction.  The term “U.S. Person” as used herein shall mean any person who is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing.

3.25      No General Solicitation or Advertisement.  The Subscriber is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, posted on the Internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the subscriber had a pre-existing relationship in connection with investments in securities generally.

3.26      No Escrow and Refundability. Subscriber acknowledges that all subscriptions for the Units are non-refundable except where prohibited by law.  The minimum amount that the Company will accept from any Subscriber is $105,000 for one Unit, subject to its right to accept subscriptions for fractional Units in its sole discretion. The Subscriber understands that there is no minimum offering amount that the Company must receive from the sale of the Units prior to utilizing Offering proceeds and no Offering funds will be held in escrow.  As a result, all proceeds of the offering will be deposited into the operating account of the Company and utilized by the Company upon receipt, at its discretion.

3.27.     Nominee.  The Subscriber represents that it is not a nominee for any other person.  No one other than Subscriber has any interest in or any right to acquire the Securities subscribed for by Subscriber.  Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Securities by anyone but Subscriber.  Subscriber is purchasing the Units from funds legally obtained and belonging to Subscriber and has not borrowed or otherwise received the funds used to purchase the Securities, or any portion thereof from any third party.

Exhibit A - Page 8

3.28     Binding Agreement; Assignment.  Subscriber acknowledges that this Subscription Agreement is irrevocable and may not be withdrawn, except as required by applicable law, and upon the signing of this Subscription Agreement, the Subscriber is obligated to purchase the Securities for the amount of consideration set forth above.  The Subscriber understands it may not assign this Subscription Agreement or any of the Subscriber’s rights or delegate any of the Subscriber’s obligations under this Subscription Agreement without the prior written consent of the Company.

3.29     Due Diligence.  The Subscriber understands and acknowledges that the Company may be subject to unforeseen and other material risks not set in the Confidential Private Placement Memorandum dated June 1, 2007 and, as such, Subscriber must rely upon its own independent due diligence investigation of the Company in making an investment in the Units.

3.30     Risk Factors.  The Subscriber understands that the Securities are a highly speculative investment involving a high degree of risk and are suitable only for persons or entities of substantial means who have no need for liquidity with respect to their investment in the Securities and who can afford a total loss of their entire investment without hardship or any change in living conditions.

4.           Listing.

The Company has agreed to use its best efforts to obtain a ticker symbol under which its shares will be traded in the Over-The-Counter Bulletin Board (“OTC.BB”) after the Offering Period.

5.           Registration Statement Requirements.

At such time as trading commences on the OTC.BB, the Company will use its best efforts to file within 120 days a registration statement covering the common shares into which the Series B shares are convertible and the shares subject to Common Stock Purchase Warrants.

6.           Indemnification.  Subscriber will indemnify and hold harmless the Company, the Placement Agent, and each of their respective directors, officers, employees, agents, counsels and controlling persons from and against, and will reimburse the Company, the Placement Agent, and each of its respective directors, officers, employees, agents, counsels and controlling persons with respect to, any and all loss, damage, liability, cost or expense to which the Company, the Placement Agent or any such person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any fact made by Subscriber, or which arises therefrom or  which is based upon the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon information furnished by or on behalf of the Subscriber.

Exhibit A - Page 9

The Subscriber shall indemnify and hold harmless the Company, the Placement Agent, and each of their respective directors, officers, stockholders, employees, counsel, agents, successors and assigns from and against all losses, damages, liabilities or expenses (including, without limitation, attorneys’ fees), as and when incurred, due to or arising out of, in whole or in part, any breach of any representation or warranty made by the Subscriber set forth herein or in any other agreement or document furnished by the Subscriber to any of the foregoing in connection with this Subscription Agreement, arising out of the resale or distribution by the Subscriber of the Securities or any portion thereof in violation of the Securities Act or any applicable state securities laws.

Promptly after receipt by the Company and/or Placement Agent of notice of the commencement of any action involving the subject matter of the indemnity provisions of this Subscription Agreement, the receiving party will notify the Subscriber of the commencement thereof; but the omission to so notify the Subscriber will not relieve it from any liability that it may have to the Company and/or Placement Agent otherwise than hereunder. In case such action is brought against the Company and/or Placement Agent and it/they notifies the Subscriber of the commencement thereof, the Subscriber shall retain counsel selected by the Company and pay all fees associated therewith including retainers securing the payment of future legal fees.

7.           Miscellaneous.

7.1           Counterparts.  This Subscription Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Subscription Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Subscription Agreement bearing the signature of the party so delivering this Subscription Agreement.  In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed Execution Page shall not affect the validity or enforceability of this Subscription Agreement.

7.2           Headings.  The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

7.3           Severability.  If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

Exhibit A - Page 10

7.4           Entire Agreement; Amendments.  This Subscription Agreement and the instruments referenced herein contain the entire understanding of Subscriber and the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Subscription Agreement may be amended other than by an instrument in writing signed by the Company and Subscriber.

7.5           Notices.  Any notices required or permitted to be given under the terms of this Subscription Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:
If to the Company:	Accelerize New Media, Inc.
6477 Highway 93 South Suite: 303 Whitefish, MT 59937 Telephone: (406) 892-2161 Facsimile: (406) 892-2162 Attention: President

If to any Subscriber:	To such address set forth under the Subscriber's name on the Execution Page hereto executed by the Subscriber.

7.6           Successors and Assigns.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein or therein, the Subscriber may not assign this Subscription Agreement or any rights or obligations hereunder.

7.7           Third Party Beneficiaries.  This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.8           Publicity.  The Company shall have the right to approve, before issuance, any press releases, SEC statements, or any other public statements, with respect to the transactions contemplated hereby; the Company shall be entitled, without the prior approval of the Subscriber, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations.

7.9           Further Assurances.  The Subscriber shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other Subscription Agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

Exhibit A - Page 11

7.10      Additional Acknowledgement.  The Subscriber acknowledges that it has independently evaluated the merits of the transactions contemplated by this Subscription Agreement, reviewed and understood the terms of this Subscription Agreement, as well as Confidential Private Placement Memorandum dated June 1, 2007, and the Subscriber Questionnaire. Subscriber represents that it has independently made a decision to enter into the transactions contemplated by the foregoing documents and agreements and it is not relying on any advice from or evaluation by any other person including other Subscribers, and is not acting in concert with any other person in making its purchase of Securities hereunder.

7.11       Law and Arbitration.This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed in such State, without giving effect to conflict of law principles.  All controversies, claims and matters of difference arising between the parties under this Subscription Agreement shall be submitted to binding arbitration in New York County, New York under the Commercial Arbitration Rules of the American Arbitration Association ("the AAA") from time to time in force (to the extent not in conflict with the provisions set forth herein).  The agreement to arbitrate shall be specifically enforceable under applicable law in any court of competent jurisdiction.  Notice of the demand for arbitration shall be filed in writing with the other parties to this Subscription Agreement and with the AAA.  Once the arbitral tribunal has been constituted in full, a hearing shall be held and an award rendered as soon as practicable.  The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and the parties are not making progress toward a resolution.  In no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable contractual or other statutes of limitations.  The parties shall have reasonable discovery rights as determined by the arbitration.  The award rendered by the arbitrators shall be final and judgment may be entered in accordance with applicable law and in any court having jurisdiction thereof.  The decision of the arbitrators shall be rendered in writing and shall state the manner in which the fees and expenses of the arbitrators shall be borne.

7.12       Waivers.  No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach by any other party of any representation, warranty, covenant or agreement contained in this Subscription Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Subscription Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

Exhibit A - Page 12

7.13      Variations in Pronouns.  Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

7.14      Presumption Against Scrivener.  Each party waives the presumption that this Subscription Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

Exhibit A - Page 13

BLUE SKY LEGENDS

NASAA LEGEND

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE TO RESIDENTS OF ALL STATES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IN WITNESS WHEREOF, the Subscriber and the Company have caused this Subscription Agreement to be duly executed as of the date first above written.

SUBSCRIBER:

By:______________________________
(signature)

Name:____________________________
          (print name)

Title:_____________________________

Exhibit A - Page 14

AGGREGATE SUBSCRIPTION AMOUNT

Total Number of Units being purchased:  _____________________

Purchase Price (@ $105,000 per Unit):       _____________________

RESIDENCE:
(State, Province, Country)
ADDRESS: STREET OR PO BOX:

CITY:

STATE OR PROVINCE

COUNTRY:

POSTAL ZIP CODE:

Accepted by ACCELERIZE NEW MEDIA, INC.
this _________ day of ________________, 2007.

By:__________________________
Brian Ross, President

Exhibit A - Page 15

SUBSCRIBER QUESTIONNAIRE AND STATEMENT

ACCELERIZE NEW MEDIA, INC. UNIT OFFERING

Questionnaire

Before any sale of securities in Accelerize New Media, Inc. (the “Company”) can be made to you, this Subscriber Questionnaire and Statement (the “Questionnaire”) must be completed by you.  The purpose of this Questionnaire is to determine whether you are an “accredited investor” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

1.           Name:                      _______________________________________________________________

2.           Address:

Home:    _________________________________________________________

_________________________________________________________

Telephone:________________________

Business:  ______________________________________________________

___________________________________________________

Telephone:________________________

3.           Social Security Number or Taxpayer ID Number:_______________________

4.           Occupation: __________________________________________________________

5.           Age:_________________

6.           The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

a.           A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

Exhibit A - Page 16

Yes____ No_____

b.           A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Yes_____ No_____

c.           An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

Yes_____ No_____

d.           A director or executive officer of the Company.

Yes_____ No_____

e.           A natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000.

Yes_____ No_____

f.           A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Yes_____ No_____

g.           A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment).

Yes_____ No_____

h.           An entity in which all of the equity owners are accredited investors.

Yes____ No_____

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i.           Please indicate the amount of the current net worth, which relates to your home, furnishings and automobiles.$____________________

7.           Investment, business, and educational experience:

a. Educational background:___________________________________________
______________________________________________________________________

b. Principal employment positions held during last five years:__________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

c. Frequency of prior investments (check one in each column):

Stocks and/or Bonds	Venture Capital Investments

Frequently __________	__________

Occasionally __________	__________

Never __________	__________

8.           If you do not require the assistance or advice of a Subscriber representative, please indicate below whether you believe you have sufficient knowledge and experience in financial and business matters generally to be capable of evaluating the merits and risks of this investment and, if so, please sign the Subscriber Statement below:

Yes____ No_____

Subscriber Statement

I represent that the foregoing information is true and correct, and that I will notify the Company immediately if any material change in any of such information, which occurs prior to the closing of the purchase of the Company's securities by me.  I agree to furnish to the Company additional information requested by it in connection with its determination of whether an offer and sale of the Company securities may be made to me.

In connection with the proposed purchase of securities, the undersigned represents that he has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this proposed investment.

The undersigned has considered that he might have to hold the proposed investment for an indefinite period of time, and might have to bear a complete economic loss.  The undersigned represents that the information contained in the Questionnaire, which has been completed by the undersigned and delivered to the Company, is true and correct.

Exhibit A - Page 18

The purchase of the securities of the Company by the undersigned will be solely for the account of the undersigned and not for the account of any other person and will not be made with a view to any resale or distribution thereof.

The undersigned recognizes that the proposed investment is being offered in a manner that is intended to comply with the requirements of Regulation D under the Securities Act of 1933, as amended, and that any acceptance of the undersigned's Subscription Agreement by the Company will have been induced by the reliance of the Company on the correctness of the representations contained therein and herein.

The undersigned acknowledges his, her or its understanding of the contents of the Subscription Agreement.

EXECUTION BY AN INDIVIDUAL (Not applicable to entities)

I represent that the foregoing information is true and correct.

Dated: ________________, 2007
_____________________________________________
(Name of Investor - Please Print)

_____________________________________________
(Signature)

_____________________________________________
(Name of Co-Investor - Please Print)

_____________________________________________
(Signature of Co-Investor)

EXECUTION BY AN ENTITY (Not applicable to individuals)

I represent that the foregoing information is true and correct.

Dated: ________________, 2007

_____________________________________________
(Print Name of Company/Partnership)

By:__________________________________________
(Signature of authorized corporate officer/partner)

_____________________________________________
(Print Name and Capacity)

Exhibit A - Page 19